UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2019

TripBorn, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-210821 (Commission File Number)	27-2447426 (IRS Employer Identification No.)

812 Venus Atlantis Corporate Park Near Prahalad Nagar Garden,

Satellite, Ahmedabad, India 380015
(Address of Principal Executive Offices) (Zip Code)

(91) 79 4019194
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Item 4.01. Changes in Registrant's Certifying Accountant.

(a) On May 10, 2019, the Board of Directors of Tripborn, Inc. (the "Company") elected to dismiss Ram Associates as its independent registered accounting firm effective upon the filing of the Company's Annual Report on Form 10-K for the Company's fiscal year ending March 31, 2019, during which period Ram Associates will provide assistance to and consult with the newly appointed independent registered accounting firm to provide for a smooth transition.

The audit reports of Ram Associates on the consolidated financial statements of the Company as of and for the fiscal years ended March 31, 2018 and March 31, 2017, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company's fiscal years ended March 31, 2018 and March 31, 2017, and the subsequent period through the date of this Form 8-K (i) there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) between the Company and Ram Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures that, if not resolved to the satisfaction of Ram Associates, would have caused Ram Associates to make reference to the subject matter of the disagreement in its report, and (ii) there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Ram Associates with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the "SEC") and requested that Ram Associates furnish the Company with a letter addressed to the SEC stating whether or not Ram Associates agrees with the statements made above. A copy of Ram Associates' letter, dated May 14, 2019, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On May 10, 2019, the Board of Directors of the Company approved the appointment of Friedman LLP as its independent registered public accounting firm for the fiscal year ended March 31, 2019.

During the Company's fiscal years ended March 31, 2018 and March 31, 2017 and the subsequent interim period through the date of this Form 8-K, neither the Company nor anyone acting on its behalf consulted Friedman LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that Friedman LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter of Ram Associates to the Securities and Exchange Commission, dated May [14], 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2019	TRIPBORN, INC.

	By:	/s/ Deepak Sharma
	Name:	Deepak Sharma
	Title:	President and Chief Executive Officer